UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2023

Date of Report (Date of earliest event reported)

Bicycle Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38916	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge United Kingdom	CB21 6GS
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 1223 261503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.01 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.01 per share	BCYC	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On January 17, 2023, the compensation committee of Bicycle Therapeutics plc (the “Company”) approved an amendment (the “CEO Amendment”) to the employment agreement of Kevin Lee, the Company’s Chief Executive Officer, to provide that upon the occurrence of a termination event related to a change of control, Mr. Lee will be entitled to (i) a payment equal to twenty-four (24) months of base salary and (ii) twenty-four (24) months of benefits coverage. The terms of the CEO Amendment are subject to approval by the Company’s shareholders and will be brought to the shareholders for a vote at the Company’s next annual general meeting via a revision to the Directors’ Remuneration Policy. Upon approval of the revised Directors’ Remuneration Policy, Mr. Lee and the Company will execute the CEO Amendment.

Also on January 17, 2023, the Company’s compensation committee approved certain amendments to the employment agreements (collectively, the “Executive Amendments”) of Lee Kalowski, the Company’s Chief Financial Officer and President, and Michael Skynner, the Company’s Chief Technology Officer. Pursuant to the Executive Amendments, upon the occurrence of a termination event related to a change of control, the respective executive will be entitled to (i) a payment equal to eighteen (18) months of base salary and (ii) eighteen (18) months of benefits coverage.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the CEO Amendment and Executive Amendments, copies of which the Company expects to file with its Quarterly Report on Form 10-Q for the relevant period of execution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2023	Bicycle Therapeutics plc

	By:	/s/ Lee Kalowski
Name: Lee Kalowski
Title: Chief Financial Officer